CORPORATE NOTES

LISTING SERVICES AGREEMENT

BETWEEN:

Selected Listings Inc., 1540 International Pkwy, Suite 2000, Lake Mary, FL 32746

- **hereinafter "Listing Agent"**

and

Pharmagreen Biotech Inc,
112 North Curry Street Carson City,
NV United States

- **hereinafter "Issuer"**

(individually the "Party" and collectively the "Parties" to this Agreement) agree as follows:

1. OVERVIEW:

Issuer wishes to be provided with professional services and assistance in issuing Corporate Notes (Bonds) with ring fenced security of US Treasury Bills and listing the Corporate Notes on the Vienna Stock Exchange and Listing Agent has agreed to provide such assistance, upon and subject to the terms of this Agreement.

2. STRUCTURE

Pharmagreen Biotech Inc. is a cannabis company that is becoming the largest producer of cannabis starter plantlets through a proprietary tissue culture process with opportunity to become one of the largest players globally. Pharmagreens' mission is to advance the technology of tissue culture science and to provide the highest quality 100% germ free, disease free and all genetically the same plantlets of cannabis and other flora while offering full spectrum DNA testing for plant identification, live genetics preservation using proprietary low temperature storage for various cannabis and horticulture plants; extraction of botanical oils mainly CBD oil, and to deliver laboratory based services to the North American Cannabis and agriculture sectors.

To accomplish the above raise our suggested structure would be to form a Canadian Corporation as a Special Purpose Vehicle (SPV) and issue Corporate Notes with a specified Coupon rate and Term of interest payment. The Issuer wishes to list those Corporate Note Securities on the Main Market of the Austrian (Vienna) Stock Exchange with a possible dual listing on Euronext, Gibraltar, LSE, similar level stock exchange with a raise amount meeting and/or exceeding $1.0 Billion USD.

3. SERVICES

(i) Assist with the formation of a new Canadian entity ("SPV")

(ii) Assist Issuer with opening an account with a Canadian transfer agent

(iii) Prepare a CDS compliant Canadian offering memorandum for Corporate Notes

(iv) Prepare term sheet for Corporate Notes

(v) Obtain ISIN for Corporate Notes

(vi) Dematerialize Corporate Notes in CDS

(vii) Coordinate with a sub-custodian that can settle in Euroclear Bank

(viii) Prepare private placement memorandum for Corporate Notes

(ix) Prepare all marketing documents including full website creation, executive summary, power point presentation, subscription agreement and OTC Contact form

(x) Submit listing application & supporting documentation to Exchange(s) including co-listing.

(xi) Correspond with Exchange regarding questions & comments on application

(xii) Obtain final approval for listing Corporate Notes on Exchange.

4. SERVICE FEE

The overall Service Fee for the services included in this Agreement is USD $250,000 payment. Issuer shall be responsible for all subsequent Exchange annual management fees.

At Issuers option, for an added fee of USD $25,000 Listing Agent will engage on behalf of Issuer Standard & Poor's rating agency to receive a rating quote for the above mentioned listing.
(Please note: In Listing Agents experience the pricing for ratings can range from USD $200,000 to USD $400,000).

The Issuer agrees to pay the Service Fee to Listing Agent upon signature and acceptance of this term sheet.

The above-mentioned fee will **not include** other third party or other expenses and charges such as, but not limited to, the following:

(i) Independent know-your-customer checks and other background checks;

(ii) Legal review of the private placement memorandum or the cost of obtaining a legal opinion confirming compliance

(iii) Independent commercial due diligence review culminating in a report that is submitted to the Listing Authority as part of the listing application pack;

(iv) Audit fees for the audit of the Issuer's financial statements;

(v) Other service providers (e.g. registrar, market makers, capital-raising agents) that may be appointed by the Issuer to facilitate the issuance, listing and placement of Securities;

(vi) Costs associated with the dematerialisation of the Securities and the generation of an ISIN for the Securities and enablement of the Securities on Settlement Systems (or on another trading or settlement platform);

(vii) Fees for the compiling and publication of additional documents (e.g. Final Terms, Supplements to the private placement memorandum, Issuer announcements etc.) required by the Listing Authority;

(viii) Costs associated with obtaining a credit rating or insurance for the Securities;

(ix) Any other expenses that may be incurred directly or indirectly by the Issuer as a result of the application to list the Securities or as a result of the continued listing of the Securities.

**The above-mentioned fee will include the annual listing fees and Listing Authority fees.

5. PROCEDURE FOR THE ISSUANCE AND LISTING OF DEBT SECURITIES

The process of issuing and listing debt securities broadly consists of the steps listed below.

(i) A request from the Listing Agent for all preliminary documentation required for an assessment of the Issuer's suitability for a debt issue (including the Issuer's business plan, financial projections and financial statements) . Formation of the Corporations and structure thereof;

(ii) Drafting of the private placement memorandum and investor teaser and website by the Listing Agent, with the assistance of the Issuer and his Listing Agents and managers;

(iii) Independent commercial due diligence review of the Issuer by a third party firm, culminating in a report that is submitted to the stock exchanges as part of the listing application pack;

(iv) Finalization of the Issuer's audited financial statements;

(v) Customer due diligence checks on the Issuer and key individuals;

(vi) Appointment of all other service providers, including a registrar;

(vii) Acquisition of an ISIN / CUSIP for the Securities and enablement of the Securities on settlement systems;

(viii) Finalization of the private placement memorandum and acquisition of a legal opinion confirming the document's compliance with the listing requirements of the stock exchanges.

(ix) Submission of the completed listing application pack to the stock exchanges.

(x) Authorization of the listing application by the stock exchanges and subsequently by the Listing Authority;

(xi) Passporting of the private placement memorandum to other jurisdictions (if required); Admission of any issued Securities to the stock exchanges.

(xii) Capital-raising;

(xiii) Assisting in annual reports

***The above steps will take between 30 to 45 days for completion.

6. UNDERTAKINGS ON THE PART OF THE ISSUER.

Provision of Information and Documentation

The Issuer acknowledges that the Listing Agent, the Stock Exchange and the Listing Authority have the right to access all and any information and documentation held by, pertaining to or relating to the Issuer.

The Issuer undertakes to provide the Listing Agent with any documentation that may be requested by the Listing Agent, the Stock Exchange or the Listing Authority within 48 hours of receipt of any such request.

Where protection of investors or the smooth operation of the market so requires, the Listing Authority may require the Issuer to publish certain information within a specified time limit, as the Listing Authority considers appropriate. The Issuer hereby agrees to comply with any such requirement.

The Issuer confirms that to the best of its knowledge and belief and having made due and careful enquiry, any verbal or written statements or representations made to the Listing Agent are accurate and correct and in no way false or misleading.

The Issuer undertakes that any changes in the rights of holders of Securities or any changes in the terms and conditions of the Securities shall be made public by the Issuer without delay. In the event of any such changes, the Issuer will communicate this in writing to the Listing Agent by sending an email to the following email address:

The Issuer accepts all responsibility for compliance with the marketing and anti- money laundering legislation in place in its jurisdiction of incorporation and in Austria. The Issuer further undertakes to fully comply with all such legislation.

The Issuer hereby undertakes that it will inform the Listing Agent of any material change or any otherwise significant change in any aspect of its structure, operations, human resources, financial position or general operating environment. The Issuer will communicate any such change to the Listing Agent by sending an email to the following email address:

Should there exist any doubt on the part of the Issuer as to whether any change constitutes a change requiring such disclosure, the Issuer undertakes to consult with the Listing Agent on the matter.

The Issuer agrees not to engage in any direct communication with the Stock Exchanges and understands that all communications need to be via the Listing Agent, except in the initial stage were the issuer want to cross reference the information.

7. PRIVATE PLACEMENT MEMORANDUM

(i) The Issuer hereby confirms that any private placement memorandum or other document drafted by jointly with the Listing Agent has been duly approved and ratified by the board of directors of the Issuer, before submission to the Stock Exchanges.

(ii) The Issuer undertakes to seek its own legal advice on all matters relating to the listing application(s) and its private placement memorandum. The Issuer understands that any reviews of the private placement memorandum or amendments to any draft of the private placement memorandum undertaken by the Listing Agent, no substitute for obtaining formal legal advice on the listing and on the private placement memorandum and any other documentation. The Issuer further agrees to obtain a legal review of all final drafts of any private placement memorandum.

(iii) The Issuer accepts responsibility for the information contained in the private placement memorandum. The directors of the Issuer confirm that, to the best of their knowledge and belief (having taken all reasonable care to ensure that such is the case), all information contained in the private placement memorandum is in accordance with the facts and does not omit anything likely to affect the import of such information. The Issuer accepts responsibility accordingly.

(iv) If the Listing Agent, at its sole discretion, is required to amend the Private placement memorandum in order to make it compliant with the listing codes or applicable law, the Issuer shall pre-approve this work.

8. ROLE OF THE LISTING AGENT

The Listing Agent will be responsible for:

(i) to complete a listing agent's and issuer's declaration and to ensure that all the documents required by the listing rules to be included in the application for listing have been supplied to the Exchange, and that all other relevant requirements of the listing rules have been complied with;

(ii) Drafting the private placement memorandum based on legal/commercial/financial information of the issuer then Submitting the draft private placement memorandum and any necessary supporting documentation to the Exchanges for review and to seek their approval;

(iii) Liaising with the Listing Authority and compiling responses to any queries with respect to any relevant financial information and financial due diligence relating to the private placement memorandum; regarding the draft private placement memorandum or the Securities;

(iv) Liaising with the allotment of the ISIN and CUSIP numbers and registrations with Canadian Depository (CDS) or similar for electronic delivery.

(v) Taking a management role in the listing application and informing the Issuer of any communications with the Listing Authority.

(vi) Provide ongoing guidance regarding compliance with continuing obligations under the Listing Rules, the Model Code of Conduct for Directors, Managers and Employee Insiders and the Rules on Takeovers and Mergers.

(vii) Liaise with market makers and brokers to find investors for the bond and share the terms of broker's engagement with the Issuer for approval.

(viii) Market and road show for potential investor of bond under issuance capital raising.

(ix) Advise on the bank account setup related to bond proceeds

The Listing Agent will **not** be responsible for:

(i) The undertaking of any commercial due diligence and commercial verification in relation to the listing application and/or matters arising out of the Issuer's private placement memorandum;

(ii) Advising on any tax or accountancy matters;

(iii) Providing any confirmation of compliance with the Listing Code and any applicable laws and regulations;

(iv) The consequences of any misleading or inaccurate information or statements made on the part of the Issuer in the private placement memorandum or in any of the Issuer's communications with the Listing Agent or other service providers.

The Issuer hereby confirms that it will be responsible for obtaining, at its own expense, the requisite commercial, legal and financial due diligence reports required by the any of the stock exchange(s), and the relevant Listing Authority.

The Issuer understands and accepts that the Listing Authority may make information relating to the Issuer or the Security publicly available. The Issuer agrees to indemnify the Listing Agent for any negative consequences arising from the publication of information on the part of the Listing Authority.

The Issuer further agrees to indemnify the Listing Agent in the event of any errors, neglect or misconduct on the part of the other relevant stock exchanges.

The Issuer acknowledges that the Listing Agent will collate, process and store data under this engagement which also might include personal sensitive information. The Issuer gives consent that the Listing Agent will share this data with the Listing Authority.

9. ANNUAL FINANCIAL REPORTS

With regards to the Issuer's financial information, the Issuer agrees to the following:

(i) The Issuer shall make public its annual financial report at the latest four months after the end of each financial year and shall ensure that it remains publicly available for at least ten years.

(ii) The format and contents of the annual financial report shall conform to Listing Code of the various stock exchanges / jurisdiction.

10. ANNUAL REVIEW

The Listing Agent will conduct a yearly review of the Issuer shortly after the Issuer's financial year-end date. The Issuer agrees to fully cooperate with the Listing Agent during such reviews and to provide truthful, accurate and detailed responses to any queries or questionnaires within 48 hours of receipt of any such request or query.

The Issuer accepts that the Listing Agent may also conduct ad hoc reviews of the Issuer and, similarly, the Issuer agrees to fully cooperate with the Listing Agent by providing accurate and timely responses to any queries or questionnaires within 48 hours of receipt of any such request or query.

11. GUARANTEES

Listing Agent commits itself to render the herewith offered services with the diligence of a good business professional in the interest of the Issuer. Listing Agent will inform Issuer continuously about the ongoing progress. Should unpredicted delays occur, Listing Agent will inform Issuer thereof immediately.

12. TERM OF AGREEMENT

The term of this Agreement (the "Term") will begin on the date of this Agreement and will remain in full force and effect until the completion of the Services, subject to earlier termination as provided in this Agreement. The Term of this Agreement may be extended by mutual written agreement of the Parties.

13. PERFORMANCE

The Parties agree to do everything necessary to ensure that the terms of this Agreement take effect.

14. CURRENCY

Except as otherwise provided in this Agreement, all monetary amounts referred to in this Agreement are in USD (US Dollars).

15. CONFIDENTIALITY

(i) Confidential information (the "Confidential Information") refers to any data or information relating to the business of the Issuer which would reasonably be considered to be proprietary to the Issuer including, but not limited to, accounting records, business processes, and Issuer records and that is not generally known in the industry of the Issuer and where the release of that Confidential Information could reasonably be expected to cause harm to the Issuer.

(ii) The Listing Agent agrees that they will not disclose, divulge, reveal, report or use, for any purpose, any Confidential Information which the Listing Agent has obtained, except as authorized by the Issuer. This obligation will survive indefinitely upon termination of this Agreement.

(iii) All written and oral information and material disclosed or provided by the Issuer to the

Listing Agent under this Agreement is Confidential Information regardless of whether it was provided before or after the date of this Agreement or how it was provided to the Listing Agent.

16. MODIFICATION OF AGREEMENT

Any amendment or modification of this Agreement or additional obligation assumed by either Party in connection with this Agreement will only be binding if evidenced in writing signed by each Party or an authorized representative of each Party.

17. NOTICE

All notices, requests, demands or other communications required or permitted by the terms of this Agreement will be given in writing and delivered to the Parties of this Agreement as follows:

Selected Listings Inc 1540

International Pkwy, Suite 2000

Lake Mary, FL 32746

United States

Pharmagreen Biotech Inc,

112 North Curry Street Carson City,

NV United States

***or to such other address as any Party may from time to time notify the other in writing

18. GOVERNING LAW

It is the intention of the Parties to this Agreement that this Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of the State of Florida, without regard to the jurisdiction in which any action or special proceeding may be instituted.

19. SEVERABILITY

In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

20. WAIVER

The waiver by either Party of a breach, default, delay or omission of any of the provisions of this

Agreement by the other Party will not be construed as a waiver of any subsequent breach of the same or other provisions.

By signing this Agreement, the Issuer appoints Selected Listing Inc. represented by their Chief Executive Officer Mr. Richard Angelo Di'Biase as the "Listing Agent" to oversee the preparation of the offering Private Placement Memorandum (PPM) and obtaining the ISIN / CUSIP numbers and arranging electronic delivery and listing application to admit the Security to the Main Market of the Austrian (Vienna) Stock Exchange and potentially, but subject to separate mutual agreement under a separate engagement, to other specified European stock exchanges (Euronext, Gibraltar, LSE or similar level exchange) .

IN WITNESS WHEREOF the Parties have duly affixed their signatures under hand and seal on this 29th day of January 2020.

Richard DiBiase/ Dir / CEO	CEO / Director
Listing Agent	Issuer: Pharmagreen Biotech Inc. Date: 02 06 2020